UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

DOLPHIN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Florida	001-38331	86-0787790
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (305) 774 -0407

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.015 par value	DLPN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2021, Dolphin Entertainment, Inc., a Florida corporation (the “Company”), filed Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Articles of Incorporation with the Secretary of State of the State of Florida effecting an amendment to increase the number of authorized shares of the Company’s common stock, par value $0.015 per share (“Common Stock”), from 40,000,000 shares to 200,000,000 shares. The Articles of Amendment were approved by the Company’s shareholders at the annual meeting of shareholders (the “Annual Meeting”), as discussed below in Item 5.07.

The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of matters to a vote of security holders.

On September 23, 2021, the Company held its Annual Meeting. A total of 17,348,088 votes of the Company’s voting capital stock were present or represented by proxy at the Annual Meeting, representing approximately seventy-nine percent (79%) of the votes entitled to be cast by the Company’s shareholders as of July 28, 2021, the record date for the Annual Meeting.

At the Annual Meeting, three (3) proposals were submitted for a vote of the Company’s shareholders and the related results are as follows:

Proposal No. 1: The election of William O’Dowd, IV, Mirta Negrini, Michael Espensen, Nelson Famadas, Anthony Leo, Nicholas Stanham and Claudia Grillo for terms until the next succeeding annual meeting of shareholders or until such directors’ successor shall have been duly elected and qualified. The shareholders elected the seven (7) directors by the following votes:

Name	For	Withheld	Broker Non-Votes
William O’Dowd, IV	14,906,731	73,686	2,367,671
Mirta Negrini	14,887,791	92,626	2,367,671
Michael Espensen	14,829,573	150,844	2,367,671
Nelson Famadas	14,866,911	113,506	2,367,671
Anthony Leo	14,956,233	24,184	2,367,671
Nicholas Stanham	14,866,672	113,745	2,367,671
Claudia Grillo	14,962,663	17,754	2,367,671

Proposal No. 2: The shareholders ratified BDO USA, LLP as the Company’s independent registered accounting firm by the following votes:

Votes For	17,296,777
Votes Against	44,148
Abstentions	7,163

Proposal No. 3: The shareholders voted to approve the adoption of the Articles of Amendment that would increase the number of authorized shares of Common Stock from 40,000,000 to 200,000,000 and such amendment was approved by the following votes:

Votes For	16,708,974
Votes Against	599,859
Abstentions	39,255

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation of Dolphin Entertainment, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLPHIN ENTERTAINMENT, INC.

/s/ Mirta Negrini
Name: Mirta Negrini
Title: Chief Financial and Operating Officer

Date: September 24, 2021